UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 17, 2007

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        001-11001                                         06-0619596
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(Commission File Number)                      (IRS Employer Identification No.)


    3 High Ridge Park, Stamford, Connecticut                        06905
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   (Address of principal executive offices)                       (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

| |  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
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               On July 17, 2007, Citizens  Communications  Company announced the next phase of its Customer Operations Strategy for its Frontier operations to close its Rochester, New York Residential Call Center and Credit and Collections Center. Some of the Residential Call Center employees will be offered to participate in the Company's Work-At-Home Program, subject to negotiation with UNITEHERE, the local union. The Credit and Collections Center will be consolidated into Frontier's other Credit and Collections operations. The Rochester Internet Help Desk, Operator Services Centers and Carrier Support Group will not be affected.

               In addition, on July 20, 2007, approximately 50 of the Company's field technicians in the Rochester region elected to participate in an early retirement program.

               The Company estimates that over 100 employees will be impacted by these two initiatives. The Company is unable to make a determination of an estimate of the third quarter charges it will incur in connection with these actions at this time.

               The Company previously announced the closing of several other call centers during the fourth quarter of 2006 and the first quarter of 2007, including in Gloversville and Monroe, New York, Kingman, Arizona and New Richmond, Wisconsin. The Company did not incur material charges in connection with the closing of those call centers.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CITIZENS COMMUNICATIONS COMPANY



Date:  July 23, 2007        By:/s/ Robert J. Larson
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                               Robert J. Larson
                               Senior Vice President and
                               Chief Accounting Officer